[EXHIBIT 10ss TO COLONIAL GAS COMPANY
                10-K FOR YEAR ENDED DECEMBER 31, 1995]


Tennessee Gas Pipeline                   1010 Milam Street
A Tenneco Company                        P.O. Box 2511
                                         Houston, Texas 77252-2511
                                         (713) 757-2131

                              July 21, 1995



Mr. John P. Harrington
Colonial Gas Company
40 Market Street
P.O. Box 3064
Lowell, MA 01853-3064

                                  Re:  Amendment No. 1 to
                                       Gas Storage Contract
                                       Dated December 1, 1994
                                       Service Package No. 524


Dear John:

TENNESSEE GAS PIPELINE COMPANY (TENNESSEE) AND COLONIAL GAS
COMPANY (COLONIAL) agree to amend the above referenced gas storage contract effective July 1, 1995, to increase the Maximum Daily Withdrawal Quantity (MDWQ) when Shipper's storage balance is equal to or less than 30% of the Maximum
Storage quantity (MSQ) and 20% of the MSQ, respectively, as reflected in the attached Exhibit A-1 and as described below.

The parties agree to amend Article I of the subject gas storage contract as follows:

Following the commencement of services hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 7,306 dekatherms (Dth) and
Maximum Storage Quantity (MSQ) of 1,095,830 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 14,150 Dth; provided however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 12,065 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 7,670 Dth. For demand charge purposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

Except as amended herein, all terms and provisions of the above referenced gas storage contract shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at (713) 757-5125.

                         Sincerely,

			 /s/ John Templet

                         John Templet
                         Account Manager


ACCEPTED AND AGREED TO
This______ day of _________, 1995.

TENNESSEE GAS PIPELINE COMPANY

By:/s/ [Illegible]


ACCEPTED AND AGREED TO
This_____ day of _________, 1995.

COLONIAL GAS COMPANY

By /s/ John P. Harrington

Title:  Senior Vice President - Gas Supply

Date:  7-27-95


                  GAS STORAGE SERVICE AGREEMENT
                            EXHIBIT "A-1"
                    SHOWING REQUESTED CHANGES
              AMENDMENT #1 TO GAS STORAGE CONTRACT
                     DATED December 1, 1994
                             BETWEEN
                 TENNESSEE GAS PIPELINE COMPANY
                               AND
                       COLONIAL GAS COMPANY



SERVICE PACKAGE MSQ:  1,095,830 Dth
MAXIMUM DAILY INJECTION QUANTITY: 7,306

MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):


STORAGE BALANCE   STORAGE BALANCE        MAXIMUM DAILY WITH-
  FROM DTH             TO DTH            DRAWAL QUANTITY DTH

328,750           1,095,830              14,150   Ratchet 0
219,167             328,749              12,065   Ratchet 1
      0             219,166               7,670   Ratchet 2


SERVICE POINT:  Compressor Station 313
INJECTION METER:  060018 TGP-NORTHERN STORAGE INJECTION
WITHDRAWAL METER:  070018 TGP-NORTHERN STORAGE WITHDRAWAL


METER    METER NAME          COUNTY   ST    ZONE    I/W    LEG

060018   TGP-NORTHERN        POTTER   PA     04      I      300
         STORAGE INJECTION

070018   TGP-NORTHERN        POTTER   PA     04      W      300
         STORAGE WITHDRAWAL




                           STORAGE      STORAGE    MDIQ
METER    METER NAME      BALANCE FROM  BALANCE TO  MDWQ


080018   TGP-NORTHERN                              7,306
         STORAGE
         INJECTION

070018   TGP-NORTHERN     328,750     1,095,830   14,150 Ratchet 0
         STORAGE          219,167       328,749   12,065 Ratchet 1
         WITHDRAWAL             0       219,166    7,670 Ratchet 2

                                              SERVICE PACKAGE 524



                  GAS STORAGE SERVICE CONTRACT

This Contract is made as of the 1st day of December 1994, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation herein called "Transporter," and COLONIAL GAS CO a MASSACHUSETTS Corporation, herein called "Shipper." Transporter and Shipper collectively shall be referred to herein as the "Parties."

                 ARTICLE I - SCOPE OF AGREEMENT

[SEE AMENDMENT NO. 1 EFFECTIVE JULY 1, 1995]

                   ARTICLE II - SERVICE POINT

The point or points at which the gas is to be tendered for delivery by Transporter to Shipper under this Agreement shall be at the storage service point at Transporter's Compressor Station
313.

                       ARTICLE III - PRICE

1.Shipper  agrees to pay Transporter for all natural gas  storage service furnished to Shipper hereunder, including compensation for system fuel and losses, at Transporter's legally effective rate or at any effective superseding rate applicable to the type of service specified herein. Transporter's present legally effective rate for said service is contained in Transporter's Tariff as filed with the Federal Energy Regulatory Commission.

2.Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

3.Shipper  agrees  that  Transporter shall  have  the  unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FS, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

ARTICLE IV - INCORPORATION OF RATE SCHEDULE AND TARIFF PROVISIONS

This agreement shall be subject to the terms of Transporter's Rate Schedule FS, as filed with the Federal Energy Regulatory Commission, together with the General Terms and Conditions applicable thereto (including any changes in said Rate Schedule or General Terms and Conditions as may from time to time be filed and made effective by Transporter).



                  ARTICLE V - TERM OF AGREEMENT

This  Agreement shall be effective as of the December 1, 1994 and shall remain in force and effect until November 1,
2000,   ("Primary  Term")  and  on  a month to month   basis
thereafter unless terminated by either Party upon at least thirty
(30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years; and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of Article VI of the General Terms and Conditions of Transporters Tariff.

                      ARTICLE VI - NOTICES

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

        TRANSPORTER:   TENNESSEE GAS PIPELINE COMPANY
                       P. O. Box 2511
                       Houston, Texas  77252-2511
                      Attention: Transportation Services

        SHIPPER:

              NOTICES: COLONIAL GAS CO
                       40 MARKET STREET
                       LOWELL, MA  01852
                       Attention:  JOHN P. HARRINGTON

              BILLING: COLONIAL GAS CO
                       40 MARKET STREET
                       P.O. BOX 3064
                       LOWELL, MA  01853-3064
                       Attention:  MARTIN DEBRUIN

or to such other address as either Party shall designate by formal written notice to the other.

                    ARTICLE VII - ASSIGNMENT

Any company which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Otherwise no assignment of the Agreement or any of the rights or obligations thereunder shall be made by Shipper, except pursuant to the General Terms and Conditions of Transporter's FERC Gas Tariff.

It is agreed, however, that the restrictions on assignment contained in this Article shall not in any way prevent either
Party to the Agreement from pledging or mortgaging its rights thereunder as security for its indebtedness.

                  ARTICLE VIII - MISCELLANEOUS

8.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to doctrines governing choice of law.

8.2 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

8.3 Unless otherwise expressly provided in this Agreement or Transporter's Tariff, no modification of or supplement to the terms and provisions stated in this Agreement shall be or become effective, until Shipper has submitted a request for change through the TENN-SPEED 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

8.4 Transporter and Shipper agree that this Agreement, as of the date hereof, shall supersede and cancel the Gas Storage
     Contract Number 524, dated September 1, 1993 between the
     Parties hereto.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized agents.


TENNESSEE GAS PIPELINE COMPANY



BY:___________________________
    RANDALL G. SCHORE
  Agent and Attorney-in-fact

DATE:_________________________


COLONIAL GAS CO



BY: /s/ John P. Harrington

TITLE:  Vice President - Gas Supply

DATE:  11-28-94





                  GAS STORAGE SERVICE AGREEMENT
                           EXHIBIT "A"
              TO FIRM GAS STORAGE SERVICE AGREEMENT
                     DATED December 1, 1994
                             BETWEEN
                 TENNESSEE GAS PIPELINE COMPANY
                               AND
                     COLONIAL GAS COMPANY


[SUPERSEDED BY AMENDMENT NO. 1 EFFECTIVE JULY 1, 1995]


           [END OF EXHIBIT 10ss TO COLONIAL GAS COMPANY
                10-K FOR YEAR ENDED DECEMBER 31, 1995]